UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

ALLIANZGI CONVERTIBLE & INCOME FUND

ALLIANZGI CONVERTIBLE & INCOME FUND II

ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

1633 Broadway

New York, New York 10019

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THIS FILING CONSISTS OF REMINDER LETTERS SENT TO CERTAIN SHAREHOLDERS RELATED TO THE JOINT SPECIAL MEETING OF SHAREHOLDERS, HELD ON OCTOBER 28, 2020 AND ADJOURNED UNTIL JANUARY 26, 2021, OF ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND, ALLIANZGI CONVERTIBLE & INCOME FUND, ALLIANZGI CONVERTIBLE & INCOME FUND II, ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND, ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND, ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND, AND ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND, AND THE RELATED PROXY STATEMENT.

YOUR IMMEDIATE ATTENTION IS REQUESTED

January 8, 2020

Subject:           AllianzGI Artificial Intelligence & Technology Opportunities Fund

Dear Shareholder:

We have made multiple attempts to contact you regarding a very important initiative pertaining to your investment in AllianzGI Artificial Intelligence & Technology Opportunities Fund. In order to proceed, we are requesting your immediate response by January 20, 2020.

The call will only take a few moments of your time, and there is no confidential information required; however, your response is requested. It is very important that we speak to you regarding this matter as soon as possible.

Please contact us toll-free at 1-866-356-6140, Ext. 12 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday or Saturday between 10 a.m. and 4 p.m. During the call please have the enclosed form available.

Thank you for your time and consideration.

Sincerely,

Joe Scull

Director

Head of Business Service

Allianz Global Investors

YOUR IMMEDIATE ATTENTION IS REQUESTED

January 8, 2020

Subject:           AllianzGI Artificial Intelligence & Technology Opportunities Fund

Dear Shareholder:

We have made multiple attempts to contact you regarding a very important initiative pertaining to your investment in AllianzGI Artificial Intelligence & Technology Opportunities Fund. In order to proceed, we are requesting your immediate response by January 20, 2020.

The call will only take a few moments of your time, and there is no confidential information required; however, your response is requested. It is very important that we speak to you regarding this matter as soon as possible.

Please contact us toll-free at 1-866-342-4883 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday or Saturday between 10 a.m. and 4 p.m. During the call please have the enclosed form available.

Thank you for your time and consideration.

Sincerely,

Joe Scull

Director

Head of Business Service

Allianz Global Investors